Exhibit 10.44
BANK OF AMERICA — CONFIDENTIAL
DATE: OCTOBER 26, 2010
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3114583

ISSUING BANK
BANK OF AMERICA, N.A.
1000 W. TEMPLE STREET
7TH FLOOR, CA9-705-07-05
LOS ANGELES, CA 90012-1514

BENEFICIARY	APPLICANT
KIDS LINE LLC	THE CAPITAL GROUP COMPANIES, INC.
2601 SEGUOIA DRIVE	6455 IRVINE CENTER DRIVE
SOUTH GATE, CA 90280	IRVINE, CA 92618
ATTN: CHARLES GINN	ATTN: ELV, C-3-C
     AMOUNT
NOT EXCEEDING USD 4,087,663.20
NOT EXCEEDING FOUR MILLION EIGHTY SEVEN THOUSAND SIX HUNDRED SIXTY THREE AND 20/100’S US DOLLARS
     EXPIRATION
MAY 31, 2011 AT OUR COUNTERS
LADIES AND GENTLEMEN:
AT THE REQUEST AND FOR THE ACCOUNT OF THE CAPITAL GROUP COMPANIES, INC. (“APPLICANT”), WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR IN THE AMOUNT OF FOUR MILLION EIGHTY SEVEN THOUSAND SIX HUNDRED SIXTY THREE AND 22/100 UNITED STATES DOLLARS (US$4,087,663.22), WHICH AMOUNT SHALL BE PERIODICALLY REDUCED AUTOMATICALLY AS STATED BELOW. THIS LETTER OF CREDIT IS AVAILABLE WITH US AT OUR ABOVE OFFICE BY PAYMENT AGAINST PRESENTATION OF YOUR DRAFT(S) DRAWN ON US AT SIGHT ACCOMPANIED BY THE FOLLOWING:
1) BENEFICIARY’S SIGNED STATEMENT STATING AS FOLLOWS:
“THE UNDERSIGNED, AN AUTHORIZED OFFICER OF KIDS LINE LLC (THE “BENEFICIARY”), HEREBY CERTIFIES THAT THE LEASE AGREEMENT BETWEEN 400 S. HOPE STREET ASSOCIATES, LLC (THE “LANDLORD”) AND THE CAPITAL GROUP COMPANIES, INC. (THE “APPLICANT”), DATED AS OF NOVEMBER 29, 2004, AS AMENDED (THE “LEASE”), HAS BEEN TERMINATED BY THE LANDLORD PURSUANT TO SECTION 18.3.1 OF THE LEASE BECAUSE OF A DEFAULT BY THE APPLICANT UNDER SECTION 17 OF THE LEASE. WE FURTHER CERTIFY THAT WE ADVISED APPLICANT BY OVERNIGHT COURIER AT LEAST TEN (10) CALENDAR DAYS PRIOR TO THIS DEMAND OF OUR INTENT TO DRAW UNDER BANK OF AMERICA, N.A. LETTER OF CREDIT NO. 3114583 DUE TO APPLICANT’S FAILURE TO CURE DEFAULTS UNDER SECTION 17 OF THE LEASE.”
2) COPY OF BENEFICIARY’S SIGNED LETTER ADDRESSED TO THE APPLICANT,
ORIGINAL

BANK OF AMERICA — CONFIDENTIAL	PAGE: 2
THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3114583
DATED AT LEAST TEN (10) CALENDAR DAYS PRIOR TO DOCUMENT NO. 1 ABOVE, STATING BENEFICIARY’S INTENT TO DRAW UNDER BANK OF AMERICA, N.A. LETTER OF CREDIT NO. 3114583 DUE TO APPLICANT’S FAILURE TO CURE DEFAULTS UNDER SECTION 17 OF THE LEASE.
3) COPY OF OVERNIGHT COURIER SERVICE SIGNED RECEIPT.
PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED UNDER THIS LETTER OF CREDIT.
EACH DRAFT MUST BE MARKED “DRAWN UNDER BANK OF AMERICA, N.A., LETTER OF CREDIT NO. 3114583,”
THE AVAILABLE AMOUNT UNDER THIS LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED ON THE FOLLOWING REDUCTION DATES TO THE APPLICABLE REDUCED AVAILABLE AMOUNT, UNLESS REDUCED TO A LESSER AMOUNT BY PREVIOUS DRAWINGS HONORED BY US, AS PER THE FOLLOWING SCHEDULE:

DECREASE DATE	AVAILABLE AMOUNT
JUNE 1, 2011	$3,847,746.73
JUNE 1, 2012	$3,346,314.49
JUNE 1, 2013	$2,822,599.91
JUNE 1, 2014	$2,275,646.91
JUNE 1, 2015	$1,704,501.61
JUNE 1, 2016	$1,108,487.43
JUNE 1, 2017	$486,654.91
DRAWINGS UNDER THIS LETTER OF CREDIT WILL ONLY BE PERMITTED ONCE DURING EACH QUARTERLY PERIOD IN THE AMOUNT SPECIFIED TO EACH CORRESPONDING QUARTER AS PER THE ATTACHED ANNEX A, EXCEPT AS PROVIDED BELOW IN THE EVENT OF NON-EXTENSION.
DEMANDS BY FACSIMILE TRANSMISSION TO FAX NUMBER (213)457-8841 ARE PERMITTED UNDER THIS LETTER OF CREDIT.
THIS LETTER OF CREDIT EXPIRES AT OUR ABOVE OFFICE ON MAY 31, 2011, BUT SHALL BE AUTOMATICALLY EXTENDED, WITHOUT WRITTEN AMENDMENT, TO MAY 31 IN EACH SUCCEEDING CALENDAR YEAR UNLESS WE HAVE SENT WRITTEN NOTICE TO YOU AT YOUR ADDRESS ABOVE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT BEYOND THE DATE SPECIFIED IN SUCH NOTICE, SUCH NOTICE TO BE AT LEAST SIXTY (60) CALENDAR DAYS BEFORE THE THEN CURRENT EXPIRATION DATE; BUT IN NO EVENT WILL THIS LETTER OF CREDIT BE EXTENDED BEYOND FEBRUARY 28, 2018.
UPON OUR SENDING YOU SUCH NOTICE OF NON-EXTENSION OF THE EXPIRATION DATE OF THIS LETTER OF CREDIT, YOU MAY ALSO DRAW UNDER THIS LETTER OF CREDIT IN ITS THEN-CURRENT FULL AMOUNT BY PRESENTATION TO US AT OUR ABOVE ADDRESS, ON OR BEFORE THE EXPIRATION DATE SPECIFIED IN SUCH
ORIGINAL

BANK OF AMERICA — CONFIDENTIAL	PAGE: 3
THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3114583
NOTICE, OF YOUR DRAFT DRAWN ON US AT SIGHT ACCOMPANIED BY YOUR SIGNED AND DATED STATEMENT, WORDED AS FOLLOWS:
“THE UNDERSIGNED, AN AUTHORIZED OFFICER OF KIDS LINE LLC (THE “BENEFICIARY”), HEREBY CERTIFIES THAT (A) WE HAVE RECEIVED NOTICE FROM BANK THAT LETTER OF CREDIT NUMBER 3114583 WILL NOT BE EXTENDED AND WILL EXPIRE ON MAY 31, 20__ AND (B) THE CAPITAL GROUP COMPANIES, INC., HAS FAILED TO SECURE AND DELIVER TO THE BENEFICIARY WITHIN THIRTY (30) CALENDAR DAYS OF THE EXPIRATION DATE, A REPLACEMENT LETTER OF CREDIT SATISFYING THE OTHER REQUIREMENTS OF SECTION 4 OF EXHIBIT C OF THE SUBLEASE DATED AS OF SEPTEMBER __, 2010 BETWEEN BENEFICIARY AND THE CAPITAL GROUP COMPANIES, INC.”
THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKER’S SIGNATURE AUTHENTICATION AND PAYMENT OF OUR TRANSFER FEE. SUCH TRANSFER FORM IS AVAILABLE UPON REQUEST. COSTS OR EXPENSES OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE BENEFICIARY.
EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY OTHER QUALIFICATION.
WE HEREBY AGREE WITH YOU THAT DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US AT BANK OF AMERICA, N.A., TRADE OPERATIONS CENTER, 1000 W. TEMPLE STREET, 7TH FLOOR, CA9-705-07-05, LOS ANGELES, CA 90012-1514, ATTN: STANDBY LETTERS OF CREDIT DEPARTMENT ON OR BEFORE THE EXPIRY DATE AS SPECIFIED HEREIN.
THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE (ISP98), ICC PUBLICATION NO. 590.
WE HEREBY ENGAGE WITH YOU THAT EACH DRAFT DRAWN AND PRESENTED TO US IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY PAYMENT TO YOU.
IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS AMENDMENT, PLEASE CALL 1-800-541-6096 OPT 1.
VERY TRULY YOURS,
BANK OF-AMERICA, N.A.

BY:	/s/ STELLA ROSALES STELLA ROSALES
AUTHORIZED SIGNATURE
ORIGINAL

BANK OF AMERICA — CONFIDENTIAL	PAGE: 4
THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3114583
ANNEX A

QUARTERLY PERIOD	AMOUNT OF DRAW
12/1/2010 – 2/28/2011	$119,958.24
3/1/2011 – 5/31/2011	$119,958.24
6/1/2011 – 8/31/2011	$125,358.06
9/1/2011 – 11/30/2011	$125,358.06
12/1/2011 – 2/29/2012	$125,358.06
3/1/2012 – 5/31/2012	$125,358.06
6/1/2012 – 8/31/2012	$130,928.65
9/1/2012 – 11/30/2012	$130,928.65
12/1/2012 – 2/28/2013	$130,928.65
3/1/2013 – 5/31/2013	$130,928.65
6/1/2013 – 8/31/2013	$136,738.25
9/1/2013 – 11/30/2013	$136,738.25
12/1/2013 – 2/28/2014	$136,738.25
3/1/2014 – 5/31/2014	$136,738.25
6/1/2014 – 8/31/2014	$142,786.33
9/1/2014 – 11/30/2014	$142,786.33
12/1/2014 – 2/28/2015	$142,786.33
3/1/2015 – 5/31/2015	$142,786.33
6/1/2015 – 8/31/2015	$149,003.54
9/1/2015 – 11/30/2015	$149,003.54
12/1/2015 – 2/29/2016	$149,003.54
3/1/2016 – 5/31/2016	$149,003.54
6/1/2016 – 8/31/2016	$155,458.13
9/1/2016 – 11/30/2016	$155,458.13
12/1/2016 – 2/28/2017	$155,458.13
3/1/2017 – 5/31/2017	$155,458.13
6/1/2017 – 8/31/2017	$162,218.30
9/1/2017 – 11/30/2017	$162,218.30
12/1/2017 – 2/28/2018	$162,218.30
ORIGINAL